COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES	COMMITMENTS AND CONTINGENCIES
Litigation
From time to time, the Company may be involved in legal proceedings arising in the ordinary course of business. The Company evaluates the status of any such matters to assess whether a loss is probable or reasonably possible and whether accruals or disclosures are required in accordance with ASC 450, Contingencies.
As of December 31, 2025 and 2024, the Company was not party to any material legal proceedings, and management does not believe that any currently known claims or proceedings, individually or in the aggregate, will have a material adverse effect on the Company’s consolidated financial position, results of operations or cash flows.

Legal expenses related to defense, negotiations, settlements, rulings and advice of outside legal counsel are expensed as incurred.